SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 22, 1998
                                                 ------------------


                                 ConSyGen, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Texas                       17598                       76-0260145
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                  (IRS Employer
of Incorporation)                 File Number)               Identification No.)


125 South 52nd street, Tempe Arizona                               85281
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (602) 394-9100
                                                    --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 4  CHANGE IN REGISTRANTS CERTIFYING ACCOUNTANTS

            On September 22, 1998, the Registrant dismissed its independent auditors Wolinetz, Gottlieb & Lafazan, P.C. effective as of that date. The reason for the dismissal was the inconvenience of the distance between the Registrant's offices, which are located in Tempe, Arizona, and the offices of Wolinetz, Gottlieb & Lafazan, P.C., which are located in Rockville Centre, New York. The Board of Directors of the Registrant determined that it was preferable to engage a local auditing firm.

            On September 22, 1998, the Registrant executed an engagement letter with its new auditor, King, Weber & Associates, P.C., certified public accountants, 1400 East Southern Avenue, Suite. 735, Tempe, Arizona 85282. The selection of King, Weber & Associates, P.C. is being submitted to the stockholders for approval at the Annual Meeting of Stockholders to be held on November 12, 1998.

            The reports of Wolinetz, Gottlieb & Lafazan P.C. for the fiscal year ended May 31, 1998, the 5 months ended May 31, 1997, and the fiscal year ended December 31, 1996 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit, scope, or accounting principles, except that such reports were qualified as to the uncertainty relating to the Company's ability to continue as a going concern. The Company had no disagreements with Wolinetz, Gottlieb & Lafazan, P.C. during any of the above-mentioned fiscal periods or for the subsequent interim period preceding the engagement of King, Weber & Associates, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


            (See Letter of Wolinetz, Gottlieb & Lafazan, P.C. attached hereto as
Exhibit 16)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial statements.

            Not Applicable

        (b) Pro forma financial information

            Not Applicable

        (c) Exhibits

            16 - Letter of Wolinetz, Gottlieb & Lafazan, P.C. to the
                 Securities and Exchange Commission.

                                    SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ConSyGen, Inc.

Date:    September 22, 1998              By:  /s/ Thomas S. Dreaper
         ------------------              ----------------------------------
                                              Thomas S. Dreaper, President
                                              and Chief Executive Officer